STATE STREET RESEARCH FUNDS

                                                         NEW ACCOUNT APPLICATION

1          Your Account
--------------------------------------------------------------------------------


         * Use a pen.                                   (graphic of a pen)
         * Please print in CAPITAL LETTERS.
         * Fill in one section only.



Individual Retirement Accounts require a different application. To obtain an
IRA application, call 1-800-562-0032.                (graphic of a telephone)

Individual / Joint Account
_____________________________________________________________


-------------------------------------------------------------
  Name [first, middle initial, last]

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
  Social Security number

[ ][ ]/[ ][ ]/[ ][ ]
  Date of birth [month / day / year]


-------------------------------------------------------------
  Name of joint owner, if any [first, middle initial, last]

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
  Joint owner's Social Security number

[ ][ ]/[ ][ ]/[ ][ ]
  Joint owner's date of birth [month / day / year]


 Joint owners will be joint tenants with rights of survivorship unless you check a different option:

  O Tenants in common  O Tenants by entirety  O Community property

   Gift / Transfer to a Minor [UGMA/UTMA]
_____________________________________________________________



-------------------------------------------------------------
  Name of one custodian [first, middle initial, last]


-------------------------------------------------------------
  As custodian for [name of minor; first, middle initial, last]

Under the  [ ][ ] Uniform Gifts / Transfers to Minors Act

     [minor's state of residence]

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
  Minor's Social Security number

[ ][ ]/[ ][ ]/[ ][ ]
  Minor's date of birth [month / day / year]

   Trust Account
________________________________________________________________


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  Name of trustee [first, middle initial, last]


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  Name of co-trustee, if any [first, middle initial, last]


-------------------------------------------------------------
  As trustees of [name of trust]


-------------------------------------------------------------
  For the benefit of [trust beneficiary]

[ ][ ]-[ ][ ][ ][ ][ ][ ][ ]
  Trust's federal tax identification number

[ ][ ]/[ ][ ]/[ ][ ]
  Date of trust agreement [month / day / year]







   Business / Other Account
______________________________________________________________


-------------------------------------------------------------
  Name of entity

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Federal tax identification number or Social Security number



  Type of entity: O Corporation
                  O Partnership
                  O Estate
                  O Unincorporated association
                  O Guardian

O I / We have included a corporate resolution, as is required to open this account.


  For all other types of accounts, call 1-800-562-0032 for different applications.


2         Your Address
--------------------------------------------------------------------------------



---------------------------------------------------------------
  Street address / P.O. Box


---------------------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip





  [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
  Daytime phone number

[ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
  Evening phone number

  Check one:

  O U.S. citizen or resident alien
  O Non-resident alien * Country:
   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

3          Your Investment
--------------------------------------------------------------------------------


        * Choose one share class and distribution option per fund.
        * Generally the minimum investment is $2,500 per account
          ($1,000 using Investamatic); please refer to prospectus.



  This investment is being made:
  O by mail - make check payable to "State Street Research Funds"
  O by Federal Funds Wire; the control number is:
  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

  O through a dealer; the wire order confirmation number is:
  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]


   Fund Name                           Amount You are Investing                 Share Class      All Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  A   B   C     In Cash  Reinvested
O Aurora                             $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O
($25,000 minimum)
O Capital                            $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Emerging Growth                    $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Equity Income                      $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Equity Investment                  $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Global Resources                   $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Government Income                  $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Growth                             $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O High Income                        $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O International Equity               $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Investment Trust                   $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Managed Assets                     $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Money Market                       $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]           Class E only      O          O

O New York Tax-Free                  $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Strategic Income                   $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Tax-Exempt                         $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O

O Other:                             $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O        O          O


4          Options for Reducing Sales Charges
--------------------------------------------------------------------------------
        I wish to apply for reduced Class A sales charges through:

 O  Right of Accumulation
________________________________________________


  When calculating my sales charges for this investment, please include the assets in the following accounts owned by me, my family members or other designated persons:

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
 Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number

 O  Letter of Intent
________________________________________________

  I plan to invest, without obligation, a total of at least the following amount in eligible funds over the next 13 months:

  O $100,000      O $250,000      O $500,000      O $1 Million



  O Please include investments made within the past 90 days in these accounts:


[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number

5          Telephone Exchanges / Redemptions
--------------------------------------------------------------------------------
        * NOTE: You automatically receive these privileges unless you
         decline them.                       (graphic of a telephone)

* Available only for shares on deposit.

* See terms and conditions in current prospectus(es).

   Telephone Exchange Privilege
____________________________________________________


  Allows you or your dealer to request exchanges into other State Street Research funds (and assumes you have read the relevant prospectuses).

O I DO NOT want this privilege on my account.
                                                  Initial here

   Telephone Redemption Privilege
_____________________________________________________


  Allows you (but not your dealer) to phone requests to sell shares, with the proceeds sent to the address of record.

O I DO NOT want this privilege on my account.
                                                  Initial here


6          Transfers To / From Your Bank
--------------------------------------------------------------------------------
        * Convenient services to help you buy or sell fund shares.

        * Be sure to attach a deposit slip or voided, unsigned check depending on the service(s) you are requesting.

  I would like to request one or more of the following service(s):

 O Investamatic
________________________________________________________


        Makes periodic investments in the State Street Research fund of your choice. I authorize automatic withdrawals from the bank account specified at right. I request these withdrawals on the: O 5th or O 20th or O 5th and 20th of a month. I would like these withdrawals to occur O every month or O every quarter, and that they be invested as follows:

        $[ ][ ][ ],[ ][ ][ ].[ ][ ]
        Investment amount ($50 minimum)      Fund

        [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
        Account number (if existing account)

        $[ ][ ][ ],[ ][ ][ ].[ ][ ]
        Investment amount ($50 minimum)      Fund

        [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
        Account number (if existing account)



 O EZ Trader
_________________________________________________________


        Allows you to move money between your fund account and bank account by calling State Street Research. NOTE: Your bank must be a member of the Automated Clearing House system.



 O Wire Redemption Capability
__________________________________________________________


        Lets you designate a bank account to receive proceeds by wire when you sell State Street Research shares.


------------------------------------------------------------------------------
  Please establish the service(s) between my fund account and my:

O Checking account [voided check attached]

O NOW / money market / savings account [deposit slip attached]


---------------------------------------------------
  Bank name


---------------------------------------------------
  Bank address


---------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Bank routing number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Bank account number


---------------------------------------------------------------
  Name of one bank accountholder, exactly as on bank statements


---------------------------------------------------------------
  Name of second bank accountholder, if any


---------------------------------------------------------------
  Signature of one bank accountholder, exactly as on bank statements


---------------------------------------------------------------
  Signature of of second bank accountholder, if any



7          Your Signature
--------------------------------------------------------------------------------


        * All owners listed in Section 1 need to sign this application.

        * Please note that the certification at right and the provision of your federal tax identification number are the only portions of this application for which the IRS requires your consent.

  I acknowledge that I:

  * have received current prospectus(es) for all funds in which I am investing.

  * accept the terms of investment described in the prospectus(es) and this application.

  * understand that these same terms will also apply to all shares obtained by exchange.

  * accept responsibility for unauthorized telephone instructions unless the fund's agents are negligent or unless I declined the privileges in Section 5.

  I certify, under penalties of perjury, that:

  * (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


---------------------------------------------------------------
  Your signature exactly as your name appears in Section 1


---------------------------------------------------------------
  Signature of joint owner (if any) exactly as name appears in Section 1


  Date: [ ][ ]/[ ][ ]/[ ][ ]
          [month / day / year]

8          Signature Guarantee
--------------------------------------------------------------------------------


        * The undersigned guarantees the owner's signature and legal capacity.

        * If you are investing directly, have Section A completed; if not, have your dealer fill out Section B.

   A - For Direct Investments
_________________________________________________


-----------------------------------------------------
  Name of bank or other guarantor


-----------------------------------------------------
  Street address


-----------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip



  * The above institution guarantees all signatures on this application and on related investment checks and instructions.


--------------------------------------------------------------
  Signature of bank's or guarantor's authorized representative





  Date: [ ][ ]/[ ][ ]/[ ][ ]
       [month / day / year]









   B - For Investments Through a Dealer
_______________________________________________________


-----------------------------------------------------
  Dealer name


-----------------------------------------------------
  Home office address


-----------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip


-----------------------------------------------------
  Branch office address


-----------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip

[ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
  Branch office telephone number



  The dealer represents that:

  * it agrees to the terms of the current prospectus(es), application and current dealer agreement, which is included by reference.

  * it has given the owner(s) all relevant prospectus(es).

  * it has completed this application according to instructions from the owner(s).

  * it will indemnify the fund, its advisor, distributor or other agents from any losses resulting from these instructions.

  * it guarantees all signatures on this application and on related investment checks and instructions.



[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Registered Representative

[ ][ ][ ][ ][ ][ ][ ][ ]
  Registered Representative number


-----------------------------------------------------
  Signature of authorized officer of dealer





  Date: [ ][ ]/[ ][ ]/[ ][ ]
      [month / day / year]

   Additional Services
________________________________________________________


Use the Additional Services Application enclosed with this application to take advantage of a range of optional services, including:

Checkwriting - available on certain funds.

Dividend Allocation Plan - lets you invest dividends from one State Street Research fund into another.

Direct Plan - lets you set up regular exchanges from one State Street Research fund into others.

Systematic Withdrawal Plan - lets you set up regular sales of shares.

Automatic Bank Connection - forwards distributions or Systematic Withdrawal Plan proceeds directly to your bank account.


(State Street Research logo)
Mail this application, along with any other required documents to: State Street Research Funds, P.O. Box 8408, Boston, MA 02266-8408.
Questions? Call 1-800-562-0032.

[STATE STREET RESEARCH LOGO]                 [METLIFE SECURITIES LOGO]

                         MUTUAL FUND ACCOUNT APPLICATION

Mail this application to MetLife Securities, Inc., P.O. Box 30421, Tampa, FL
33630

[ ] New Application             [ ] Change-Account #____________________________

Type of Account (PLEASE PRINT FULL NAME(S) CONSISTENT WITH YOUR SIGNATURE(S) IN
SECTION 6.)

[ ] Individual-complete (a) only   [ ] Joint Tenant-complete (a & b) only   [ ] Gift to a Minor-complete (c) only
[ ] Trust(1)-complete (d) only     [ ] Corporation(1)-complete (e) only     [ ] Partnership/Other Entity-complete (e) only

Note: If the investment is to be used for an Individual Retirement Account
(IRA), a separate IRA application must be used.

(1)Call 1-800-638-8378 for additional forms.

Do you have any other mutual fund accounts with State Street Research?
[ ] Yes [ ] No

Individual or Joint Tenant

a _____________________________________________________________-______-_________
    Name of Investor                                      Social Security Number


b ______________________________________________________________________________
    Name(s) of Joint Tenant(s)

Gift to a Minor

c _____________________________________ as custodian for _____________ under the
    Name of Custodian (one only)                    Name of Minor (one only)

___________________________ "Uniform Gifts to Minors Act" _____-______-_________
    Minor's State of Residence                    Minor's Social Security Number

Trust Account

d ______________________________________________________________________________
    Trustee(s) Name(s)

_______________________________________________________________-______-_________
    Name and Date of Trust Agreement                      Tax Identification
                                                          Number

Corporation, Partnership or Other Entity (Please include corporate resolution.)


e ______________________________________________________________________________
    Name of Corporation or Other Entity


________________________________________________________________________________
    Type of Business (specify corporation,             Tax Identification Number
    partnership, estate, guardian, etc.)


2   Your Mailing Address (PLEASE PRINT.)

                                                          (   )
________________________________________________________________________________
    Street Address                                         Home Telephone Number

                                                          (   )
________________________________________________________________________________
    City                           State    ZIP           Business Telephone
                                                          Number

    Residency  [ ] U.S. (State _______________)  [ ] Other(2) __________________
                                                               Specify Country
(2)Call 1-800-638-8378 for additional forms.


3 Fund Selection(s) and Distribution Option(s) (Choose only one distribution option per Fund; see Fund prospectus for minimum initial investment requirements.)

[ ] By Mail-Make check payable to "State Street Research"
[ ] By Federal Funds Wire


Fund Name           Class Designation(3)   Amount                        Distribution Option
---------------------------------------------------------------------------------------------------------------------
                                                    Dividends &     Dividends in          Dividends &     Dividend
                                                    Capital Gains   Cash; Capital         Capital Gains   Allocation
                         A    B(4)                  Reinvested      Gains Reinvested(5)   in Cash         Plan (DAP)(6)

_________________       [ ]  [ ]           $_____       [ ]              [ ]                [ ]            [ ]
_________________       [ ]  [ ]           $_____       [ ]              [ ]                [ ]            [ ]
_________________       [ ]  [ ]           $_____       [ ]              [ ]                [ ]            [ ]
_________________       [ ]  [ ]           $_____       [ ]              [ ]                [ ]            [ ]

(3)All Money Market Fund investments will purchase Class E shares. Be sure to designate Class A or B shares for Money Market Fund DAP allocations.

(4)For purchase of Class B shares of more than $250,000, I hereby acknowledge that I am aware of the reduced front-end sales charges available to me for the purchase of Class A shares, and have chosen to purchase Class B shares. I am aware that Class B shares have higher asset-based charges than Class A shares for the first eight years.

(5)Does not apply to Money Market Fund.

(6)Dividend Allocation Plan: The Transfer Agent is authorized to invest all dividends and distributions from________________________________________________
                                                    Fund Name

in the following Eligible Fund:_________________________________________________
                               Fund Name (Fund must meet              Account
                               minimum investment requirements)       Number (if
                                                                      existing
                                                                      account)

Authorization of Dividend Allocation Plan constitutes an acknowledgment that the shareholder has received the current prospectus of the Fund to be acquired. Except for Money Market Fund Class E, DAP must be allocated to same class designation.

4 Reduced Sales Charges (Applies to Class A shares only)

[ ] Right of Accumulation (ROA): I apply for Right of Accumulation reduced sales charges subject to the Transfer Agent's confirmation of the following holdings of certain designated persons, e.g. family members, in the Eligible Funds:

________________________________________________________________________________
    Name on Account                                    Account Number


________________________________________________________________________________
    Name on Account                                    Account Number

[ ] Letter of Intent (LOI): Although I am not obligated to purchase and the Funds are not obligated to sell, I intend to invest over a 13-month period beginning _______________, 19__ (purchase date not more than 90 days prior to this letter) at least an aggregate of [ ] $100,000 [ ] $250,000 [ ] $500,000 [ ] $1,000,000 of Eligible Funds.



5 Optional Shareholder Services

Your Bank Account (You must complete this section if you request Section A, B, C or D below.)

Type of Bank Account:            [ ] Checking          [ ] NOW or Money Market


________________________________________________________________________________
Account Title (print exactly as it                 Bank Routing Number
appears on bank records)


________________________________________________________________________________
Bank Account Number                                Bank Name


________________________________________________________________________________
Bank Address                                       City         State    ZIP


________________________________________________________________________________
Depositor's Signature(s) (exactly as it            Date
appears on bank records)


________________________________________________________________________________
Depositor's Address                                City         State    ZIP

YOU MUST ATTACH A BLANK CHECK MARKED "VOID."



A Telephone Redemption and Exchange Privileges (Service available only for shares held on deposit with Transfer Agent)

None of the Transfer Agent, the Fund, any other Eligible Funds, State Street Research Shareholder Services, the Investment Manager or the Distributor will be liable for any loss, injury, damage or expense as a result of acting upon, and will not be responsible for the authenticity of, any telephone instructions. I understand that all telephone calls are tape recorded. My liability shall be subject to the use of reasonable procedures to confirm that instructions communicated by telephone are genuine.

Telephone Exchange By Shareholder OR DEALER
The Transfer Agent may effect exchanges for my account according to telephone instructions FROM ME OR MY DEALER as set forth in the Prospectus, and may register the shares of the fund to be acquired exactly the same as my existing account. Authorizing an exchange constitutes an acknowledgment that the shareholder has received the current prospectus of the fund to be acquired. The account will automatically have this privilege unless it is expressly declined by providing your initials in the space below.
I DO NOT WANT THE TELEPHONE EXCHANGE PRIVILEGE. _____ (Initial here.)

Telephone Redemption By Shareholder Only

1. Proceeds to Shareholder's Address of Record. The Transfer Agent may effect redemptions of shares from my account according to telephone instructions from me, as set forth in the Prospectus, and send the proceeds to my address of record. The account will automatically have this privilege unless it is expressly declined by providing your initials in the space below.

I DO NOT WANT THE TELEPHONE REDEMPTION PRIVILEGE (to address of record). _____ (Initial here.)

2. Proceeds to Bank Designated by Shareholder. The Telephone Redemption Privilege (to bank designated by shareholder) is not provided automatically; please check the box below if you want this Privilege for the account. ATTACH A BLANK CHECK MARKED "VOID" AND FILL OUT "YOUR BANK ACCOUNT" SECTION.

The Transfer Agent may effect redemptions of shares from my account according to telephone instructions from me, as set forth in the Prospectus, and send the proceeds to the bank named in "Your Bank Account." [ ] (Check here.)

B Investamatic Check Program (YOU MUST ATTACH A BLANK CHECK MARKED "VOID.")

I hereby request and authorize the bank named in "Your Bank Account" section to pay and charge checks drawn on, or debits against, my account initiated by and payable to the order of the mutual fund transfer agent designated by the Distributor. I agree that the named Bank's rights in respect to each such check or debit shall be the same as if it were a check drawn on or debit against my account authorized personally by me. This authority is to remain in effect until revoked by me in writing, and until the named Bank actually receives such notice, I agree that the named Bank shall be fully protected in honoring any such check or debit authorization. I further agree that if any check or debit authorization be dishonored, whether with or without cause and whether intentionally or inadvertently, the named Bank shall be under no liability whatsoever, unless the nonpayment is because of insufficient funds. I understand that this Program may be revoked by the Transfer Agent or the Distributor without prior notice if any check is not paid upon presentation, and that this Program may be discontinued by the Distributor, the Transfer Agent or me upon thirty (30) business days' notice prior to the due date of any deposit.

                                      $
________________________________________________________________________________
  Fund Name     Class Designation     Amount ($50 minimum)     Account Number

                                      $
________________________________________________________________________________
  Fund Name     Class Designation     Amount ($50 minimum)     Account Number



                                           _____________________________________
Total Amount of Investment: $______        Account Registration (exactly as it
                                           appears on Fund records)

[ ] Monthly Investment Date: [ ] 5th or [ ] 20th    If you do not choose a date,
[ ] Quarterly Investment Date: [ ] 5th or [ ] 20th  the 5th will be chosen automatically.



C Automatic Bank Connection (ABC) Not available for retirement plan accounts.
  YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

[ ] I authorize the Transfer Agent to liquidate $______________ (minimum-$50) from my fund account beginning the month of to provide [ ] monthly, [ ] quarterly, [ ] semiannual or [ ] annual payments. I would like the following payment to be deposited directly into the bank account named in "Your Bank Account" section. (Choose only one.)

[ ] Income dividends only   [ ] Income dividends and capital gains
[ ] Systematic Withdrawal Plan payments (see below)



________________________________________________________________________________
    Fund Name                                        Class Designation


________________________________________________________________________________
    Fund Name                                        Class Designation

I hereby authorize the Fund and the Transfer Agent to effect the deposit of the above indicated items by initiating credit entries to my account at the bank named in "Your Bank Account" section. The named Bank shall not be responsible for the correctness of the items, and the Transfer Agent is authorized to correct and adjust any incorrect items to my bank account. This authorization may be terminated at any time by written notification to the Fund, the Transfer Agent and the Bank.



D Systematic Withdrawal Plan (SWP) Not available for retirement plan accounts.
  See the prospectus for minimum account size and maximum withdrawal amounts. YOU MUST ATTACH A BLANK CHECK MARKED "VOID."

[ ] I authorize the Transfer Agent to liquidate shares in and withdraw cash (minimum-$50) from my fund account beginning the month of ____________________ to provide [ ] monthly, [ ] quarterly, [ ] semiannual or [ ] annual Systematic Withdrawal Plan (SWP) payments in the amount of $_________________ to [ ] me
[ ] the bank named in "Your Bank Account" section, or [ ] the following payee. (Note: If you authorize a SWP, you may not receive dividend or capital gain distributions in cash.)



________________________________________________________________________________
    Name of Payee


________________________________________________________________________________
    Street Address                   City                 State          ZIP



________________________________________________________________________________
    Fund Name                                        Class Designation



________________________________________________________________________________
    Fund Name                                        Class Designation



E Checkwriting Privilege
(Available for Class A shares and Money Market
Fund Class E shares only)

[ ] I request the checkwriting feature and have completed the signature card below.


_______________________________________________
    Account Number (if existing account)


_______________________________________________
    Account Number (if existing account)


Signature Card Complete and sign this card and return it with your application and investment. Do not detach.

Check applicable Fund(s)        TO: State Street Bank and Trust Company ("Bank")

[ ] Money Market, Class E       ________________________________________________
[ ] High Income                 Name (please print)
[ ] Tax-Exempt                  ________________________________________________
[ ] Government Income           Name (please print)
[ ] NY Tax-Free                 ________________________________________________
[ ] Strategic Income            Address           City       State     ZIP


                                ________________________________________________
                                Signature (exactly as it appears in the
                                Application, including any capacity)

                                ________________________________________________
                                Signature (exactly as it appears in the
                                Application, including any capacity)

                                ________________________________________________
                                Indicate the number of signatures required

                                ______-_________________________________________
                                Tax Identification Number

Corporate and other accounts must include appropriate resolution forms. In signing this signature card, the signator(s) signifies his/her or their agreement to be subject to the rules and regulations of State Street Bank and Trust Company pertaining thereto, as amended from time to time, and subject to the conditions printed on the reverse side.

MetLife Securities, Inc. Customer Profile



1
________________________________________________________________________________
  Client's Name (or minor if U.G.M.A.)         Age      Social Security Number



________________________________________________________________________________
  Joint Tenant Name (if any, or                Age      Social Security Number
  custodian if U.G.M.A.)

Occupation ______________________      State of Residence ______________________

Name/Address of Employer _______________________________________________________


Is client an associated person of a broker/dealer?     [ ] Yes      [ ] No

If yes, furnish name and address _______________________________________________

2 Client's Estimated Annual Income (Not including income from this investment)
  (N/A for UGMA, Trust, Partnership or Corp.)
[ ] $0-9,999   [ ] $20-39,999 [ ] $60-79,999 [ ] $100,000-199,999
[ ] $10-19,999 [ ] $40-59,999 [ ] $80-99,999 [ ] $200,000+

3 Savings and Investments (Exclusive of personal residence, home furnishings, personal automobiles, and the amount of this investment) (N/A for UGMA, Trust, Partnership or Corp.)
[ ] $0-9,999   [ ] $20-39,999 [ ] $60-79,999 [ ] $100,000-199,999 [ ] $400,000+
[ ] $10-19,999 [ ] $40-59,999 [ ] $80-99,999 [ ] $200,000-399,999

4 Net Worth (Assets minus liabilities exclusive of assets and liabilities relating to personal residence, home furnishings and automobiles) (N/A for UGMA, Trust, Partnership or Corp.)

[ ] $0-9,999   [ ] $20-39,999 [ ] $60-79,999 [ ] $100,000-199,999 [ ] $400,000+
[ ] $10-19,999 [ ] $40-59,999 [ ] $80-99,999 [ ] $200,000-399,999

5 Main Investment Objective (select one)                            Secondary Investment Objective (optional)
[ ] Aggressive Growth [ ] Growth & Income [ ] Tax Advantages      [ ] Aggressive Growth [ ] Growth & Income [ ] Tax Advantages
[ ] Growth            [ ] Current Income                          [ ] Growth            [ ] Current Income

6 Source of Funds for This Investment
[ ] CD (Certificate of Deposit)     [ ] Savings                             [ ] Money Market Fund
[ ] Surrender Life/Annuity Contract [ ] Rollover/Transfer of Pension Assets [ ] Another MetLife Policy, Account or Contract
[ ] Discretionary Income            [ ] Loan                                [ ] Other ___________________________________

7 This account was:             [ ] Solicited                [ ] Unsolicited

8 Tax Status of These Funds:    [ ] Qualified                [ ] Non-Qualified

9 Prior Investment Experience:  Stocks ___ yrs.  Bonds ___ yrs.
(complete all that apply)     Mutual Funds ___ yrs.  Margin ___ yrs.

                              Limited Partnerships ___ yrs. Options ___ yrs. Other __________________ None ___

Investor Receipt and Arbitration Agreement

1. Arbitration
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.
2. MetLife Securities, Inc. (hereinafter "MSI") and the purchaser of the shares, who is the signatory below (hereinafter the "Customer"), agree that any controversy between MSI, its employees, directors, agents, officers or affiliates and the Customer arising out of or relating to any transactions between such parties shall be determined by arbitration. Any arbitration pursuant to this agreement shall be conducted before, and under the rules of, the National Association of Securities Dealers, Inc. Judgment upon the award of the arbitrators may be entered in any federal or state court having jurisdiction.
3. This agreement and any arbitration hereunder shall be governed and construed in accordance with the laws of the State of New York, United States of America, including New York procedural and substantive arbitration laws and rules, without giving effect to conflicts of law principles.

The predispute arbitration agreement located immediately above is accepted and agreed to. I have also received the current prospectus of the fund and have given a check in the amount of $___________________ on this, the ____________ day of ________________ 19__

_______________________________________ ________________________________________
Customer Signature (exactly as your     Registered Representative's Signature
name appears in Section 1)


                                        /s/ Elaine S. Stevenson
_______________________________________ ________________________________________
Customer Signature                      MetLife Securities, Inc.; by:
                                        Elaine S. Stevenson, President


_______________________________________ ________________________________________
Capacity

6 Your Signature (All registered shareholders must sign.)

The undersigned confirms that all the information, instructions and agreements set forth hereon shall apply to the account, and if applicable, shall also apply to any other fund account with shares acquired upon exchange of shares of the Fund.

Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification instructions: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

1.     Arbitration
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.
2. MetLife Securities, Inc. (hereinafter "MSI") and the purchaser of the shares, who is the signatory below (hereinafter the "Customer"), agree that any controversy between MSI, its employees, directors, agents, officers or affiliates and the Customer arising out of or relating to any transactions between such parties shall be determined by arbitration. Any arbitration pursuant to this agreement shall be conducted before, and under the rules of, the National Association of Securities Dealers, Inc. Judgment upon the award of the arbitrators may be entered in any federal or state court having jurisdiction.

3. This agreement and any arbitration hereunder shall be governed and construed in accordance with the laws of the State of New York, United States of America, including New York procedural and substantive arbitration laws and rules, without giving effect to conflicts of law principles.

The predispute arbitration agreement located immediately above is accepted and agreed to. I have also received the current prospectus of the fund and have given a check in the amount of $_________________ on this, the ______________ day of ___________________________ 19__

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


_______________________________________ ________________________________________
  Customer Signature (exactly as your   Registered Representative's Signature
  name appears in Section 1)


                                        /s/ Elaine S. Stevenson
_______________________________________ ________________________________________
  Customer Signature                    MetLife Securities, Inc.;
                                        by: Elaine S. Stevenson, President


_______________________________________
  Capacity



7 Dealer Information and Signature Guarantee (For Dealer use only)

The Dealer agrees to all applicable provisions in this application and in the Prospectus, guarantees the signature and legal capacity of the shareholder, and represents that it has provided a current Prospectus to the Applicant and that the application is properly executed by a person authorized by the Dealer to guarantee signatures. The Dealer warrants that this application is completed in accordance with the shareholder's instructions and information and agrees to indemnify the Fund, any other Eligible Funds, the Investment Manager, the Distributor, State Street Research Shareholder Services and the Transfer Agent for any loss or liability from acting or relying upon such instructions and information. Signature(s) Guaranteed By

  MetLife Securities, Inc.
_______________________________________ ________________________________________
  Dealer Name                           Branch Office Number

  P.O. Box 30421
_______________________________________ ________________________________________
  Address of Home Office                Address of Branch Office
                                        Servicing Account

  Tampa,           FL            33630
_______________________________________ ________________________________________
  City             State         ZIP    City                 State      ZIP


_______________________________________ ________________________________________
  Authorized Signature of Dealer        Registered Representative's
  - Tampa, FL                           Name and Number


_______________________________________
  Signature Guarantee



The payment of monies is authorized by the signature(s) on the reverse side.

If the shareholder's account with the Fund is joint, all checks drawn upon this account must include the signatures of all persons named in the account, unless the persons signing this card have indicated on the reverse side of this card that the Bank is authorized to accept any one signature. Each person guarantees the genuineness of the other's signature. Checks may not be for less than $500 or such other minimum or maximum amounts as may from time to time be established by the Fund.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed to present checks drawn on this checking account to the Fund or its redemption agent as requests to redeem shares of the Fund registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

Depositor(s) hereby authorize(s) the Fund or its redemption agent to honor redemption requests presented in the above manner by the Bank. The Fund and its redemption agent will not be liable for any loss, expense or cost arising out of check redemptions. If shares of the Fund are purchased by check, redemption proceeds will ordinarily be withheld until the Fund is reasonably assured that payment has been collected on the check. The Bank has the right not to honor checks in amounts exceeding the value of the depositor(s) shareholder account at the time the check is presented for payment.

The Bank reserves the right to change, modify or terminate this checking account at any time upon notification mailed to the address of record of the Depositor(s).


The terms and conditions of the Distributor's currently effective Selected Dealer Agreement are included by reference in this section. The Dealer represents that it has a currently effective Selected Dealer Agreement with the Distributor authorizing the Dealer to sell shares of the Fund and the Eligible Funds, and that it may lawfully sell shares of the designated Fund(s) in the state designated as the Applicant's address of record.


-------------------------------
   DO NOT COMPLETE

   MSI - Tampa

   Dealer #__________ ST _____

   Rep #______________________

   Rep Name __________________

-------------------------------

CONTROL NUMBER: 3672-970214(0398)SSR-LD
                            ML-598E-297